------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) January 7, 2005


                                  CWABS, INC.
      -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




            Delaware                   333-118926               95-4596514
  ----------------------------        ------------         --------------------
  (State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation)               File Number)         Identification No.)

        4500 Park Granada
      Calabasas, California                                     91302
    -------------------------                               ---------------
      (Address of Principal                                   (Zip Code)
       Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------
Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------


      CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of December 23, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-T.







____________________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 25, 2004 and the Prospectus Supplement dated December 20, 2004 of CWABS, Inc., relating to its CWABS Home Equity Loan Trust 2004-T, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-T.

The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.


                                                        Loan Group 1
                                     Principal Balances for the Group 1 Mortgage Loans

                                                           Percent of                Weighted    Weighted      Weighted
                                 Aggregate       Number    Aggregate     Average     Average      Average       Average
                                 Principal         of      Principal     Current      Gross      Remaining      Credit
     Range of Principal           Balance       Mortgage    Balance     Principal    Mortgage      Term         Bureau
        Balances ($)            Outstanding      Loans    Outstanding    Balance       Rate      (months)     Risk Score
----------------------------  ---------------  ---------- -----------  ----------- ----------- ------------ ---------------
      0.01 - 10,000.00.....    $  17,987,987     2,610        1.90%    $    6,892     4.884%      298.28          720
 10,000.01 - 20,000.00.....      103,084,615     6,464       10.90         15,947     5.036       298.93          713
 20,000.01 - 30,000.00.....      204,742,374     7,971       21.65         25,686     5.056       299.02          712
 30,000.01 - 40,000.00.....      189,219,540     5,442       20.01         34,770     5.245       299.08          714
 40,000.01 - 50,000.00.....      138,837,267     3,046       14.68         45,580     5.224       299.11          714
 50,000.01 - 60,000.00.....       94,682,401     1,715       10.01         55,208     5.400       299.17          711
 60,000.01 - 70,000.00.....       63,262,495       978        6.69         64,686     5.478       299.17          710
 70,000.01 - 80,000.00.....       35,575,264       472        3.76         75,371     5.106       299.23          704
 80,000.01 - 90,000.00.....       23,810,627       279        2.52         85,343     5.120       299.13          701
 90,000.01 - 100,000.00....       34,722,473       356        3.67         97,535     5.183       298.66          703
100,000.01 - 125,000.00....       18,141,740       160        1.92        113,386     5.426       299.28          720
125,000.01 - 150,000.00....       17,801,051       126        1.88        141,278     5.540       299.28          714
150,000.01 - 175,000.00....        3,146,796        20        0.33        157,340     4.921       299.25          729
175,000.01 - 290,000.00....          576,500         3        0.06        192,167     4.949       300.00          738
                               -------------    ------      -------
         Total                 $ 945,591,131    29,642      100.00%
                               =============    ======      =======


                                    Weighted
                                    Average
                                    Combined
 Range of Principal Balances      Loan-to-Value
             ($)                      Ratio
-----------------------------   ------------------
      0.01 - 10,000.00.....           79.5%
 10,000.01 - 20,000.00.....           86.2
 20,000.01 - 30,000.00.....           89.2
 30,000.01 - 40,000.00.....           90.2
 40,000.01 - 50,000.00.....           89.8
 50,000.01 - 60,000.00.....           90.9
 60,000.01 - 70,000.00.....           89.9
 70,000.01 - 80,000.00.....           82.2
 80,000.01 - 90,000.00.....           84.3
 90,000.01 - 100,000.00....           79.8
100,000.01 - 125,000.00....           82.0
125,000.01 - 150,000.00....           80.3
150,000.01 - 175,000.00....           92.5
175,000.01 - 290,000.00....           79.5
         Total

      As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $31,900.



                                      Loan Programs for the Group 1 Mortgage Loans

                                                          Percent of                 Weighted    Weighted    Weighted
                                 Aggregate      Number     Aggregate     Average      Average    Average      Average
                                 Principal        of       Principal     Current       Gross    Remaining     Credit
     Description of Loan          Balance      Mortgage     Balance     Principal    Mortgage      Term     Bureau Risk
          Programs              Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score
------------------------------ ------------   ---------  ------------  ----------   ----------  ---------   ------------
10 Year Draw, 0 Year Repay.... $     95,842         1        0.01%     $   95,842       4.750%     106.00        821
3 Year Draw, 10 Year Repay....       15,957         1       (1)            15,957      10.250       78.00        651
5 Year Draw, 5 Year Repay.....       33,988         5       (1)             6,798       7.737      115.23        724
5 Year Draw, 10 Year Repay....       48,004         2        0.01          24,002       8.514      152.49        724
10 Year Draw, 15 Year Repay...  944,789,343    29,616       99.92          31,901       5.199      299.10        712
15 Year Draw, 0 Year Repay....       70,720         2        0.01          35,360       7.331      176.95        734
15 Year Draw, 10 Year Repay...      537,278        15        0.06          35,819       4.998      298.84        723
         Total                 $945,591,131    29,642      100.00%




                                  Weighted
                                  Average
                                  Combined
     Description of Loan          Loan-to-
          Programs              Value Ratio
------------------------------  -----------
10 Year Draw, 0 Year Repay....     100.0%
3 Year Draw, 10 Year Repay....      58.7
5 Year Draw, 5 Year Repay.....      92.7
5 Year Draw, 10 Year Repay....      95.1
10 Year Draw, 15 Year Repay...      88.1
15 Year Draw, 0 Year Repay....      69.6
15 Year Draw, 10 Year Repay...      90.8
         Total
___________________
(1) Less than 0.01%



                   Loan Rates for the Group 1 Mortgage Loans

                                                          Percent of                  Weighted   Weighted     Weighted
                                 Aggregate                 Aggregate      Average     Average     Average     Average
                                 Principal    Number of    Principal      Current      Gross     Remaining     Credit
                                  Balance      Mortgage     Balance      Principal    Mortgage     Term     Bureau Risk
   Range of Loan Rates (%)      Outstanding     Loans     Outstanding     Balance       Rate     (months)      Score
----------------------------  --------------  ----------- -----------  ----------- ------------ ---------  -------------
Less than or equal to 3.000.   $   1,951,355       60        0.21%     $   32,523       2.980%     299.11        715
 3.001 - 3.500..............      29,583,872      853        3.13          34,682       3.425      298.69        714
 3.501 - 4.000..............     392,961,381   12,388       41.56          31,721       3.937      299.23        704
 4.001 - 4.500..............      16,715,834      612        1.77          27,313       4.472      298.82        714
 4.501 - 5.000..............     203,202,679    7,120       21.49          28,540       4.839      299.16        720
 5.001 - 5.500..............      29,087,987      766        3.08          37,974       5.337      298.75        723
 5.501 - 6.000..............      27,704,432      659        2.93          42,040       5.789      299.02        712
 6.001 - 6.500..............      23,908,885      636        2.53          37,593       6.353      298.73        705
 6.501 - 7.000..............      35,629,777    1,103        3.77          32,303       6.817      298.56        722
 7.001 - 7.500..............      62,110,617    1,955        6.57          31,770       7.302      298.83        721
 7.501 - 8.000..............      28,750,718      842        3.04          34,146       7.809      298.81        709
 8.001 - 8.500..............      55,932,602    1,553        5.92          36,016       8.320      298.80        723
 8.501 - 9.000..............      18,177,114      544        1.92          33,414       8.823      298.82        720
 9.001 - 9.500..............      13,810,033      363        1.46          38,044       9.318      299.30        689
 9.501 - 10.000.............       3,420,569      106        0.36          32,270       9.876      299.29        698
10.001 - 10.500.............       1,551,062       49        0.16          31,654      10.246      297.35        700
10.501 - 11.000.............         890,766       26        0.09          34,260      10.800      298.53        654
11.001 - 11.500.............         141,847        4        0.02          35,462      11.223      299.40        659
11.501 - 12.000.............          59,600        3        0.01         192,167       4.949      300.00        738
----------------------------  --------------  ----------- -----------
         Total                 $ 945,591,131   29,642      100.00%
                              ==============  =========== ===========


                                    Weighted
                                    Average
                                    Combined
                                    Loan-to-
   Range of Loan Rates (%)        Value Ratio
----------------------------   ----------------
Less than or equal to 3.000.          89.5%
 3.001 - 3.500..............          93.7
 3.501 - 4.000..............          85.6
 4.001 - 4.500..............          89.1
 4.501 - 5.000..............          91.7
 5.001 - 5.500..............          68.9
 5.501 - 6.000..............          78.3
 6.001 - 6.500..............          81.9
 6.501 - 7.000..............          88.1
 7.001 - 7.500..............          91.2
 7.501 - 8.000..............          93.0
 8.001 - 8.500..............          96.9
 8.501 - 9.000..............          95.1
 9.001 - 9.500..............          95.9
 9.501 - 10.000.............          94.4
10.001 - 10.500.............          93.1
10.501 - 11.000.............          82.6
11.001 - 11.500.............          91.9
11.501 - 12.000.............          79.5
         Total

         As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 5.200%.



                          Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                           Percent of                 Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate      Average     Average     Average      Average
                                  Principal       of       Principal      Current      Gross      Remaining     Credit
  Range of Months Remaining        Balance     Mortgage     Balance      Principal    Mortgage      Term     Bureau Risk
    to Scheduled Maturity        Outstanding     Loans    Outstanding     Balance       Rate      (months)      Score
----------------------------  ---------------- -------- -------------- ------------ ---------- ------------ -------------
  73 - 84...................    $      15,957        1       (1)        $   15,957    10.250%      78.00        651
 97 - 108...................           99,245        2        0.01%         49,623     4.823      106.07        818
109 - 120...................           30,585        4       (1)             7,646     7.832      116.04        722
145 - 156...................           44,234        1       (1)            44,234     8.750      151.00        720
169 - 180...................           74,489        3        0.01          24,830     7.251      176.60        736
205 - 216...................           14,256        2       (1)             7,128     7.585      215.16        771
217 - 228...................           21,662        1       (1)            21,662     5.000      221.00        787
229 - 240...................           36,000        1       (1)            36,000     8.250      240.00        701
265 - 276...................          263,539        8        0.03          32,942     6.561      271.52        710
277 - 288...................        1,430,982      108        0.15          13,250     6.299      285.31        731
289 - 300...................      943,560,182   29,511       99.79          31,973     5.197      299.14        712
----------------------------  ---------------- -------- --------------
         Total                  $ 945,591,131   29,642      100.00%
                              ================ ======== ==============


                                   Weighted
                                    Average
                                   Combined
  Range of Months Remaining     Loan-to-Value
    to Scheduled Maturity           Ratio
----------------------------   ---------------
  73 - 84...................       58.7%
 97 - 108...................       99.5
109 - 120...................       93.6
145 - 156...................      100.0
169 - 180...................       68.0
205 - 216...................       94.7
217 - 228...................       56.2
229 - 240...................      100.0
265 - 276...................       82.3
277 - 288...................       78.8
289 - 300...................       88.2
         Total

-------------

(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 299.
         The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.


                              Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                           Percent of                 Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate      Average      Average    Average      Average
                                  Principal       of       Principal      Current       Gross    Remaining     Credit
   Range of Combined Loan-         Balance     Mortgage     Balance      Principal    Mortgage      Term     Bureau Risk
      to-Value Ratio (%)         Outstanding     Loans    Outstanding     Balance       Rate      (months)      Score
------------------------------  -------------  --------   -----------   ----------    ---------  ---------   -----------
10.01 - 20.00.................  $     265,249       18        0.03%     $   14,736       4.052%     299.26       751
20.01 - 30.00.................      2,297,244       72        0.24          31,906       4.855      299.10       728
30.01 - 40.00.................      6,467,238      226        0.68          28,616       4.688      298.88       728
40.01 - 50.00.................     14,250,772      452        1.51          31,528       4.651      299.09       726
50.01 - 60.00.................     26,931,115      846        2.85          31,833       4.611      298.86       715
60.01 - 70.00.................     71,409,316    2,219        7.55          32,181       4.694      299.01       711
70.01 - 80.00.................    115,333,274    3,455       12.20          33,382       4.708      299.05       703
80.01 - 90.00.................    267,738,549    9,796       28.31          27,331       5.416      299.13       706
90.01 -100.00.................    440,898,376   12,558       46.63          35,109       5.343      299.03       717
------------------------------  -------------  --------   -----------
         Total                  $ 945,591,131   29,642      100.00%
                                =============  ========   ===========




                                    Weighted
                                     Average
                                    Combined
   Range of Combined Loan-          Loan-to-
      to-Value Ratio (%)           Value Ratio
------------------------------     -----------
10.01 - 20.00.................       17.4%
20.01 - 30.00.................       26.0
30.01 - 40.00.................       36.0
40.01 - 50.00.................       45.4
50.01 - 60.00.................       55.6
60.01 - 70.00.................       66.8
70.01 - 80.00.................       77.9
80.01 - 90.00.................       88.9
90.01 -100.00.................       98.3
         Total

         As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was 88.15%.

      The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


                                 Geographic Distribution for the Group 1 Mortgage Loans


                                                           Percent of                 Weighted    Weighted    Weighted
                                  Aggregate     Number     Aggregate      Average      Average    Average      Average
                                  Principal       of       Principal      Current       Gross    Remaining     Credit
                                   Balance     Mortgage     Balance      Principal    Mortgage      Term     Bureau Risk
            State                Outstanding     Loans    Outstanding     Balance       Rate      (months)      Score
---------------------------     -------------  --------   -----------   ----------    --------   ---------   -----------
Alabama....................     $   2,863,940       66        0.30%     $   43,393       5.070%     299.17        718
Alaska.....................        12,084,875      473        1.28          25,549       4.815      299.06        715
Arizona....................        51,187,935    1,674        5.41          30,578       5.328      298.93        717
California.................       168,133,822    4,191       17.78          40,118       5.388      299.09        710
Colorado...................        44,922,090    1,393        4.75          32,248       5.213      299.10        717
Connecticut................        10,791,170      319        1.14          33,828       5.357      299.27        707
District of Columbia.......           956,907       34        0.10          28,144       4.532      299.12        713
Delaware...................         2,623,176       83        0.28          31,605       4.655      298.90        714
Florida....................        70,401,341    2,290        7.45          30,743       5.505      298.94        713
Georgia....................        29,910,196      972        3.16          30,772       4.737      299.08        707
Hawaii.....................        10,876,510      245        1.15          44,394       5.170      299.23        718
Iowa.......................         4,228,075      168        0.45          25,167       4.879      299.09        716
Idaho......................         7,949,727      294        0.84          27,040       5.148      298.78        716
Illinois...................        42,175,588    1,335        4.46          31,592       5.366      299.08        716
Indiana....................        10,933,302      459        1.16          23,820       4.848      299.10        711
Kansas.....................         7,440,426      274        0.79          27,155       4.690      299.09        714
Kentucky...................        11,085,312      406        1.17          27,304       4.895      299.06        712
Louisiana..................         5,473,845      229        0.58          23,903       5.082      299.07        709
Massachusetts..............        20,877,002      601        2.21          34,737       5.247      299.30        709
Maryland...................        21,166,261      581        2.24          36,431       4.960      299.05        710
Maine......................         3,521,234      117        0.37          30,096       5.066      299.08        714
Michigan...................        31,064,170    1,155        3.29          26,895       4.824      299.04        713
Minnesota..................        19,838,674      640        2.10          30,998       4.953      299.11        713
Missouri...................        15,661,470      625        1.66          25,058       4.806      299.02        710
Mississippi................         2,433,691      100        0.26          24,337       4.841      299.06        698
Montana....................         4,090,192      153        0.43          26,733       4.890      298.23        719
North Carolina.............        20,010,414      717        2.12          27,909       5.038      299.04        710
North Dakota...............           556,526       26        0.06          21,405       4.583      299.11        692
Nebraska...................         1,469,080       62        0.16          23,695       4.903      298.87        710
New Hampshire..............         6,541,774      192        0.69          34,072       5.284      299.00        715
New Jersey.................        35,502,517      964        3.75          36,828       5.379      299.06        707
New Mexico.................         5,549,541      193        0.59          28,754       4.973      298.98        708
Nevada.....................        38,780,801      989        4.10          39,212       5.759      299.20        710
New York...................        26,244,565      759        2.78          34,578       5.044      298.39        707
Ohio.......................        23,360,938      871        2.47          26,821       4.875      299.08        714
Oklahoma...................         4,819,275      210        0.51          22,949       4.915      299.04        707
Oregon.....................        18,965,009      630        2.01          30,103       5.128      299.26        715
Pennsylvania...............        24,706,045      934        2.61          26,452       4.857      299.12        714
Rhode Island...............         4,450,510      113        0.47          39,385       5.675      299.28        710
South Carolina.............         6,286,722      250        0.66          25,147       4.877      299.15        713
South Dakota...............         1,174,376       40        0.12          29,359       4.977      299.10        700
Tennessee..................        11,832,219      458        1.25          25,835       4.896      299.05        714
Texas......................         4,517,601      184        0.48          24,552       5.388      299.28        711
Utah.......................        15,233,346      539        1.61          28,262       5.299      298.98        715
Virginia...................        24,579,573      732        2.60          33,579       4.977      299.19        710
Vermont....................         1,039,039       39        0.11          26,642       4.633      299.14        712
Washington.................        38,689,404    1,169        4.09          33,096       5.330      299.18        713
Wisconsin..................        15,207,861      562        1.61          27,060       4.992      299.13        709
West Virginia..............         1,762,659       79        0.19          22,312       5.050      297.51        716
Wyoming....................         1,620,409       53        0.17          30,574       5.413      299.09        711
                                -------------   ------      -------
         Total                  $ 945,591,131   29,642      100.00%
                                =============   ======      ========




                                   Weighted
                                    Average
                                   Combined
                                   Loan-to-
            State                 Value Ratio
---------------------------       -----------
Alabama....................           91.0%
Alaska.....................           93.5
Arizona....................           91.9
California.................           81.3
Colorado...................           92.3
Connecticut................           86.0
District of Columbia.......           74.4
Delaware...................           87.1
Florida....................           88.9
Georgia....................           94.5
Hawaii.....................           82.2
Iowa.......................           90.9
Idaho......................           92.4
Illinois...................           90.1
Indiana....................           92.7
Kansas.....................           93.1
Kentucky...................           92.7
Louisiana..................           90.4
Massachusetts..............           82.4
Maryland...................           86.3
Maine......................           88.4
Michigan...................           90.6
Minnesota..................           90.4
Missouri...................           92.1
Mississippi................           91.6
Montana....................           87.5
North Carolina.............           93.0
North Dakota...............           94.6
Nebraska...................           95.3
New Hampshire..............           87.8
New Jersey.................           84.0
New Mexico.................           91.9
Nevada.....................           86.2
New York...................           81.4
Ohio.......................           93.7
Oklahoma...................           92.4
Oregon.....................           91.1
Pennsylvania...............           89.1
Rhode Island...............           82.7
South Carolina.............           92.2
South Dakota...............           90.3
Tennessee..................           94.0
Texas......................           89.9
Utah.......................           93.2
Virginia...................           87.8
Vermont....................           83.3
Washington.................           91.3
Wisconsin..................           90.3
West Virginia..............           90.6
Wyoming....................           87.1
         Total


                           Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                              Percent of                 Weighted    Weighted    Weighted
                                     Aggregate      Number     Aggregate     Average      Average    Average     Average
                                     Principal        of       Principal     Current       Gross    Remaining     Credit
                                      Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau
     Range of Credit Scores         Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score
-------------------------------    -------------   --------  ------------  -----------   ---------  ---------   ----------
841 - 850......................    $      81,940         3        0.01%    $   27,313       4.558%     299.37        842
821 - 840......................        2,554,869        92        0.27         27,770       4.844      291.95        827
801 - 820......................       16,762,438       600        1.77         27,937       5.119      299.10        808
781 - 800......................       47,363,486     1,602        5.01         29,565       5.096      299.08        789
761 - 780......................       81,046,494     2,694        8.57         30,084       5.254      299.07        770
741 - 760......................      113,102,923     3,596       11.96         31,452       5.338      299.12        750
721 - 740......................      136,576,120     4,232       14.44         32,272       5.381      299.01        730
701 - 720......................      157,331,703     4,828       16.64         32,587       5.375      299.05        710
681 - 700......................      134,119,695     4,060       14.18         33,034       5.192      299.11        690
661 - 680......................      137,573,660     4,186       14.55         32,865       5.049      299.10        670
641 - 660......................       70,310,686     2,225        7.44         31,600       4.907      299.03        651
621 - 640......................       43,305,503     1,352        4.58         32,031       4.697      299.12        631
601 - 620......................        4,887,777       156        0.52         31,332       4.753      299.02        617
581 - 600......................          389,414        10        0.04         38,941       8.072      298.20        591
561 - 580......................           75,900         3        0.01         25,300       4.139      299.80        565
560 or less....................          108,524         3        0.01         36,175       4.979      299.79        555
-------------------------------    -------------   --------  ------------
         Total                     $ 945,591,131    29,642      100.00%
                                   =============   ========  ============




                                      Weighted
                                       Average
                                      Combined
                                      Loan-to-
     Range of Credit Scores          Value Ratio
-------------------------------      -----------
841 - 850......................         62.8%
821 - 840......................         75.8
801 - 820......................         82.6
781 - 800......................         85.3
761 - 780......................         87.8
741 - 760......................         89.2
721 - 740......................         89.6
701 - 720......................         89.9
681 - 700......................         88.9
661 - 680......................         88.9
641 - 660......................         85.6
621 - 640......................         81.5
601 - 620......................         81.8
581 - 600......................         77.9
561 - 580......................         85.8
560 or less....................         76.9
-------------------------------
         Total

         As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 712.



                                      Property Type for the Group 1 Mortgage Loans

                                                              Percent of                 Weighted    Weighted    Weighted
                                     Aggregate      Number     Aggregate     Average      Average    Average     Average
                                     Principal        of       Principal     Current       Gross    Remaining     Credit
                                      Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau
          Property Type             Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score
---------------------------------- -------------  ---------  ------------  ----------  -----------  ---------- ------------
Single Family...................   $ 656,108,252    21,125       69.39%    $   31,058       5.064%     299.03        709
Planned Unit Development (PUD)..     174,398,827     5,086       18.44         34,290       5.264      299.07        716
Low Rise Condominium............      83,614,469     2,671        8.84         31,305       5.619      299.14        721
2-4 Units.......................      26,220,789       592        2.77         44,292       6.614      299.16        712
High Rise Condominium...........       5,248,794       168        0.56         31,243       6.242      299.34        730
---------------------------------- -------------  ---------  ------------
         Total                     $ 945,591,131    29,642      100.00%
                                   =============  =========  ============



                                        Weighted
                                         Average
                                        Combined
                                        Loan-to-
          Property Type                Value Ratio
----------------------------------    ------------
Single Family...................          87.2%
Planned Unit Development (PUD)..          91.1
Low Rise Condominium............          90.2
2-4 Units.......................          87.2
High Rise Condominium...........          87.6
         Total



                                      Gross Margins for the Group 1 Mortgage Loans

                                                              Percent of                 Weighted    Weighted    Weighted
                                     Aggregate      Number     Aggregate     Average      Average    Average     Average
                                     Principal        of       Principal     Current       Gross    Remaining     Credit
                                      Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau
   Range of Gross Margins (%)       Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score
--------------------------------  --------------- ---------- ------------- ----------- ----------- ----------- ------------
Less than or equal to 0.000....    $  71,780,067     2,115        7.59%    $   33,939       4.166%     298.79        744
0.001 - 0.250..................       20,421,168       623        2.16         32,779       4.244      299.01        693
0.251 - 0.500..................       77,722,988     2,292        8.22         33,911       4.379      299.11        719
0.501 - 0.750..................       12,694,820       328        1.34         38,704       4.992      299.12        709
0.751 - 1.000..................       32,915,036       779        3.48         42,253       5.177      299.12        716
1.001 - 1.250..................       39,178,436     1,224        4.14         32,009       4.350      299.09        672
1.251 - 1.500..................       27,391,146       851        2.90         32,187       4.623      298.87        720
1.501 - 1.750..................       29,739,457       887        3.15         33,528       5.234      299.07        712
1.751 - 2.000..................       92,701,980     3,516        9.80         26,366       4.817      299.05        732
2.001 - 2.250..................       62,826,733     2,141        6.64         29,345       5.053      299.12        700
2.251 - 2.500..................      164,559,091     5,230       17.40         31,464       5.156      299.15        734
2.501 - 2.750..................       35,760,691     1,060        3.78         33,737       6.598      299.12        701
2.751 - 3.000..................       58,569,264     1,872        6.19         31,287       5.025      299.02        681
3.001 - 3.250..................       16,740,187       535        1.77         31,290       5.356      299.13        695
3.251 - 3.500..................      122,630,177     3,622       12.97         33,857       5.838      299.09        696
3.501 - 3.750..................       19,218,294       684        2.03         28,097       6.497      298.46        708
3.751 - 4.000..................       13,041,491       373        1.38         34,964       7.448      299.14        710
4.001 - 4.250..................       16,939,808       566        1.79         29,929       6.319      299.20        684
4.251 - 4.500..................       14,442,092       384        1.53         37,610       7.950      299.25        681
4.501 - 4.750..................        6,422,457       227        0.68         28,293       6.002      299.00        679
4.751 - 5.000..................        2,614,939       100        0.28         26,149       5.957      299.29        668
5.001 - 5.250..................        3,646,707       104        0.39         35,064       9.084      298.44        693
5.251 - 5.500..................        1,742,542        70        0.18         24,893       4.729      298.97        660
5.501 - 5.750..................          282,196        11        0.03         25,654       8.603      299.19        666
5.751 - 6.000..................          305,387         9        0.03         33,932       7.678      299.24        688
6.001 - 6.250..................          826,186        25        0.09         33,047       9.679      298.48        650
6.251 - 6.500..................          320,721         8        0.03         40,090       8.368      297.94        592
6.501 - 6.750..................           40,000         1       (1)           40,000       6.125      299.00        647
6.751 - 7.000..................           59,600         3        0.01         19,867      11.712      299.24        664
7.251 - 7.500..................           46,604         1       (1)           46,604       3.500      300.00        781
7.501 - 7.750..................           10,867         1       (1)           10,867       9.250      299.00        704
--------------------------------  --------------- ---------- -------------
         Total                     $ 945,591,131    29,642      100.00%
                                  =============== ========== =============



                                      Weighted
                                       Average
                                      Combined
                                      Loan-to-
   Range of Gross Margins (%)        Value Ratio
--------------------------------    -------------
Less than or equal to 0.000....         69.3%
0.001 - 0.250..................         64.9
0.251 - 0.500..................         76.0
0.501 - 0.750..................         75.5
0.751 - 1.000..................         82.6
1.001 - 1.250..................         74.5
1.251 - 1.500..................         89.2
1.501 - 1.750..................         83.4
1.751 - 2.000..................         89.9
2.001 - 2.250..................         89.3
2.251 - 2.500..................         96.1
2.501 - 2.750..................         91.5
2.751 - 3.000..................         92.2
3.001 - 3.250..................         94.2
3.251 - 3.500..................         97.8
3.501 - 3.750..................         94.8
3.751 - 4.000..................         96.7
4.001 - 4.250..................         94.8
4.251 - 4.500..................         97.1
4.501 - 4.750..................         95.8
4.751 - 5.000..................         95.0
5.001 - 5.250..................         94.5
5.251 - 5.500..................         96.6
5.501 - 5.750..................         89.9
5.751 - 6.000..................         92.9
6.001 - 6.250..................         84.7
6.251 - 6.500..................         74.2
6.501 - 6.750..................         69.5
6.751 - 7.000..................         91.2
7.251 - 7.500..................        100.0
7.501 - 7.750..................         90.0
         Total

-----------
(1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 2.152%.

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.



                              Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                              Percent of                 Weighted    Weighted    Weighted
                                     Aggregate      Number     Aggregate     Average      Average    Average      Average
                                     Principal        of       Principal     Current       Gross    Remaining     Credit
         Range of Credit              Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau
   Limit Utilization Rates (%)      Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score
-------------------------------  ---------------- ---------- ------------- ----------- ----------- ----------- ------------
 0.01  -   10.00...............    $   1,261,338       378        0.13%    $    3,337       5.244%     296.06        732
10.01  -   20.00...............        4,111,658       554        0.43          7,422       4.967      297.79        723
20.01  -   30.00...............        7,332,922       614        0.78         11,943       4.775      298.01        727
30.01  -   40.00...............       11,775,836       771        1.25         15,273       4.721      298.74        725
40.01  -   50.00...............       17,874,197       949        1.89         18,835       4.703      298.73        718
50.01  -   60.00...............       20,863,842       906        2.21         23,029       4.630      298.91        714
60.01  -   70.00...............       25,909,663     1,054        2.74         24,582       4.648      298.84        710
70.01  -   80.00...............       34,088,904     1,130        3.61         30,167       4.559      298.98        711
80.01  -   90.00...............       37,527,648     1,083        3.97         34,652       4.529      298.99        706
90.01  - 100.00................      784,845,124    22,203       83.00         35,349       5.316      299.11        712
-------------------------------  ---------------- ---------- -------------
         Total                     $ 945,591,131    29,642      100.00%
                                 ================ ========== =============




                                       Weighted
                                       Average
                                       Combined
         Range of Credit               Loan-to-
   Limit Utilization Rates (%)       Value Ratio
-------------------------------    ---------------
 0.01 -    10.00...............         72.8%
10.01 -    20.00...............         72.0
20.01  -   30.00...............         71.7
30.01  -   40.00...............         74.6
40.01  -   50.00...............         74.7
50.01  -   60.00...............         77.8
60.01  -   70.00...............         78.9
70.01  -   80.00...............         78.6
80.01  -   90.00...............         81.3
90.01  - 100.00................         90.2
         Total

         As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 87.97%.



                                    Maximum Loan Rates for the Group 1 Mortgage Loans

                                                             Percent of                 Weighted    Weighted    Weighted
                                    Aggregate      Number     Aggregate     Average      Average    Average      Average
                                    Principal        of       Principal     Current       Gross    Remaining     Credit
                                     Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau
    Maximum Loan Rates (%)         Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score
-----------------------------  ----------------  ---------- ------------ ------------ ----------- ----------- ------------
  11.949.....................    $   7,427,083         78        0.79%    $   95,219       5.517%     299.16        708
  16.000.....................       39,298,875      1,272        4.16         30,895       5.039      299.21        709
  17.000.....................       73,883,961      2,453        7.81         30,120       5.493      298.95        713
  18.000.....................      824,231,474     25,819       87.17         31,923       5.175      299.06        712
  21.000.....................          729,019         19        0.08         38,369       8.921      297.85        610
  24.000.....................           20,720          1        0.00         20,720       4.750      172.00        733
-----------------------------  ----------------  ---------- ------------
        Total                    $ 945,591,131     29,642      100.00%
                               ================  ========== ============


                                     Weighted
                                     Average
                                     Combined
                                     Loan-to-
    Maximum Loan Rates (%)         Value Ratio
-----------------------------    --------------
  11.949.....................        100.0%
  16.000.....................         87.1
  17.000.....................         88.8
  18.000.....................         88.0
  21.000.....................         74.5
  24.000.....................         70.9
        Total

         As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 17.794%.



                                      Credit Limits for the Group 1 Mortgage Loans

                                                             Percent of                 Weighted    Weighted    Weighted
                                    Aggregate      Number     Aggregate     Average      Average    Average      Average
                                    Principal        of       Principal     Current       Gross    Remaining     Credit
                                     Balance      Mortgage     Balance     Principal    Mortgage      Term       Bureau
  Range of Credit Limits ($)       Outstanding      Loans    Outstanding    Balance       Rate      (months)   Risk Score
-------------------------------- -------------- ----------- ------------- ----------- ----------- ----------- ------------
      0.01 - 10,000.00.......    $   4,062,767        508        0.43%    $    7,998       5.454%     298.88        712
 10,000.01 - 20,000.00.......       82,318,050      5,699        8.71         14,444       5.156      298.95        712
 20,000.01 - 30,000.00.......      194,278,225      8,305       20.55         23,393       5.065      299.02        712
 30,000.01 - 40,000.00.......      185,968,578      5,850       19.67         31,790       5.259      299.06        713
 40,000.01 - 50,000.00.......      147,704,398      3,820       15.62         38,666       5.168      299.08        714
 50,000.01 - 60,000.00.......       97,229,336      1,961       10.28         49,582       5.377      299.16        712
 60,000.01 - 70,000.00.......       66,822,568      1,177        7.07         56,774       5.445      299.18        709
 70,000.01 - 80,000.00.......       41,426,887        695        4.38         59,607       5.039      299.05        704
 80,000.01 - 90,000.00.......       27,187,665        412        2.88         65,989       5.108      299.05        705
 90,000.01 - 100,000.00......       51,283,801        754        5.42         68,016       4.986      298.80        707
100,000.01 - 125,000.00......       19,584,805        204        2.07         96,004       5.443      299.28        717
125,000.01 - 150,000.00......       23,343,632        224        2.47        104,213       5.438      299.14        717
150,000.01 - 175,000.00......        3,803,919         30        0.40        126,797       4.845      299.11        730
200,000.01 - 225,000.00......          576,500          3        0.06        192,167       4.949      300.00        738
-------------------------------- -------------- ----------- -------------
         Total                   $  945,591,131    29,642      100.00%
                                 ============== =========== =============




                                       Weighted
                                       Average
                                       Combined
                                       Loan-to-
  Range of Credit Limits ($)         Value Ratio
--------------------------------   --------------
      0.01 - 10,000.00.......           87.2%
 10,000.01 - 20,000.00.......           87.7
 20,000.01 - 30,000.00.......           90.3
 30,000.01 - 40,000.00.......           91.0
 40,000.01 - 50,000.00.......           88.3
 50,000.01 - 60,000.00.......           91.0
 60,000.01 - 70,000.00.......           89.9
 70,000.01 - 80,000.00.......           81.4
 80,000.01 - 90,000.00.......           84.1
 90,000.01 - 100,000.00......           76.6
100,000.01 - 125,000.00......           82.2
125,000.01 - 150,000.00......           78.6
150,000.01 - 175,000.00......           89.1
200,000.01 - 225,000.00......           79.5
         Total

         As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately $37,185.


                                      Lien Priority for the Group 1 Mortgage Loans

                                                               Percent of                 Weighted    Weighted     Weighted
                                      Aggregate      Number     Aggregate     Average      Average    Average      Average
                                      Principal        of       Principal     Current       Gross    Remaining      Credit
                                       Balance      Mortgage     Balance     Principal    Mortgage      Term        Bureau
          Lien Priority              Outstanding      Loans    Outstanding    Balance       Rate      (months)    Risk Score
---------------------------------  --------------   ---------  -----------  -----------  ----------  ----------  ------------
Second Liens.....................  $ 945,591,131     29,642      100.00%    $   31,900       5.200%     299.06        712
                                   ---------------  ---------  -----------
         Total                     $ 945,591,131     29,642      100.00%
                                   ===============  =========  ===========




                                        Weighted
                                         Average
                                        Combined
                                        Loan-to-
          Lien Priority                Value Ratio
----------------------------------   --------------
Second Liens.....................         88.2%

         Total



                                   Delinquency Status for the Group 1 Mortgage Loans


                                                               Percent of                 Weighted    Weighted     Weighted
                                      Aggregate      Number     Aggregate     Average      Average    Average      Average
                                      Principal        of       Principal     Current       Gross    Remaining      Credit
                                       Balance      Mortgage     Balance     Principal    Mortgage      Term        Bureau
       Delinquency Status            Outstanding      Loans    Outstanding    Balance       Rate      (months)    Risk Score
---------------------------------- ---------------  ---------  -----------  ----------- ----------- ----------- -------------
Current........................... $ 945,591,131     29,642      100.00%    $   31,900       5.200%     299.06        712
                                   ---------------  ---------  -----------
         Total                     $ 945,591,131     29,642      100.00%
                                   ===============  =========  ===========


                                       Weighted
                                        Average
                                       Combined
                                       Loan-to-
       Delinquency Status             Value Ratio
----------------------------------  --------------
Current...........................         88.2%

         Total



                                     Origination Year for the Group 1 Mortgage Loans

                                                              Percent of                  Weighted    Weighted     Weighted
                                     Aggregate      Number     Aggregate      Average      Average    Average      Average
                                     Principal        of       Principal      Current       Gross    Remaining      Credit
                                      Balance      Mortgage     Balance      Principal    Mortgage      Term        Bureau
        Origination Year            Outstanding      Loans    Outstanding     Balance       Rate      (months)    Risk Score
--------------------------------- -------------  ----------  ------------- ------------ ----------- ----------- -------------
1997..........................    $      14,256          2       (1)       $    7,128        7.585%     215.16        771
1998..........................           37,619          2       (1)           18,809        7.227      160.34        729
1999..........................           36,000          1       (1)           36,000        8.250      240.00        701
2002..........................          307,773          9        0.03%        34,197        6.875      254.20        711
2003..........................        1,550,227        111        0.16         13,966        6.192      273.88        736
2004..........................      943,645,257     29,517       99.79         31,970        5.197      299.12        712
         Total                    $ 945,591,131     29,642      100.00%




                                      Weighted
                                       Average
                                      Combined
                                      Loan-to-
        Origination Year             Value Ratio
---------------------------------  ---------------
1997..........................            94.7%
1998..........................            57.3
1999..........................           100.0
2002..........................            84.9
2003..........................            80.0
2004..........................            88.2
         Total
----------------
(1) Less than 0.01%

                                                            Loan Group 2

                                          Principal Balances for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
      Range of Principal         Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
         Balances ($)          Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
       0.01 - 10,000.00.....  $   6,005,202      966        0.59%    $    6,217      5.104%     298.16        716          79.1%
  10,000.01 - 20,000.00.....     15,104,298      970        1.47         15,571      4.994      298.55        714          82.7
  20,000.01 - 30,000.00.....     19,977,171      781        1.95         25,579      5.051      298.93        711          84.1
  30,000.01 - 40,000.00.....     30,813,763      837        3.01         36,815      5.506      299.14        717          86.5
  40,000.01 - 50,000.00.....     54,087,429    1,177        5.28         45,954      5.737      299.23        713          86.8
  50,000.01 - 60,000.00.....     63,094,061    1,130        6.16         55,835      5.633      299.31        719          88.8
  60,000.01 - 70,000.00.....     72,177,771    1,099        7.05         65,676      5.897      299.19        717          90.5
  70,000.01 - 80,000.00.....     84,905,038    1,132        8.29         75,004      5.956      299.18        717          91.9
  80,000.01 - 90,000.00.....     64,790,916      760        6.32         85,251      5.942      299.25        714          92.9
  90,000.01 -100,000.00.....     93,877,722      970        9.16         96,781      5.904      299.17        714          89.4
 100,000.01 -125,000.00.....    106,237,593      941       10.37        112,899      6.180      298.94        718          91.2
 125,000.01 -150,000.00.....    100,017,623      705        9.76        141,869      5.999      299.05        709          86.3
 150,000.01 -175,000.00.....     33,756,372      207        3.30        163,074      5.811      298.82        714          87.7
 175,000.01 -200,000.00.....     42,931,540      225        4.19        190,807      5.813      299.24        719          82.4
 200,000.01 -225,000.00.....     20,131,968       95        1.97        211,915      5.819      299.15        714          85.6
 225,000.01 -250,000.00.....     23,844,925       99        2.33        240,858      5.618      299.05        719          80.3
 250,000.01 -275,000.00.....     13,137,192       50        1.28        262,744      6.128      299.04        712          85.1
 275,000.01 -300,000.00.....     25,001,872       85        2.44        294,140      5.672      299.27        712          78.3
 300,000.01 -325,000.00.....      9,067,188       29        0.89        312,662      5.958      299.45        718          85.2
 325,000.01 -350,000.00.....     10,559,582       31        1.03        340,632      5.468      299.23        726          81.9
 350,000.01 -375,000.00.....      5,856,468       16        0.57        366,029      5.541      299.31        725          84.7
 375,000.01 -400,000.00.....     11,027,611       28        1.08        393,843      5.599      298.96        727          74.3
 400,000.01 -425,000.00.....      6,144,244       15        0.60        409,616      5.670      298.93        716          83.3
 425,000.01 -450,000.00.....      6,616,727       15        0.65        441,115      5.540      299.60        707          84.0
 450,000.01 -475,000.00.....      5,115,430       11        0.50        465,039      5.490      298.72        728          82.0
 475,000.01 -500,000.00.....     19,416,487       39        1.90        497,859      5.103      299.31        732          75.0
 500,000.01 -525,000.00.....      4,657,929        9        0.45        517,548      5.990      299.22        726          86.0
 525,000.01 -550,000.00.....      3,230,703        6        0.32        538,451      5.453      298.84        717          88.0
 550,000.01 -575,000.00.....      3,959,050        7        0.39        565,579      5.575      299.43        720          79.2
 575,000.01 -600,000.00.....      2,933,349        5        0.29        586,670      5.277      299.00        718          83.1
 600,000.01 -625,000.00.....      2,480,500        4        0.24        620,125      5.931      299.00        725          90.0
 625,000.01 -650,000.00.....      1,898,104        3        0.19        632,701      5.707      299.00        740          84.5
 650,000.01 -675,000.00.....      1,330,000        2        0.13        665,000      6.001      300.00        686          73.7
 675,000.01 -700,000.00.....      4,862,450        7        0.47        694,636      5.211      299.71        734          83.0
 700,000.01 -725,000.00.....      2,144,200        3        0.21        714,733      5.747      299.33        712          86.4
 725,000.01 -750,000.00.....      2,240,000        3        0.22        746,667      4.623      299.67        728          77.5
 775,000.01 -800,000.00.....      3,978,700        5        0.39        795,740      5.052      299.40        725          73.8
 800,000.01 -825,000.00.....        808,825        1        0.08        808,825      5.875      299.00        674          65.4
 850,000.01 -875,000.00.....      2,602,081        3        0.25        867,360      4.074      299.34        702          67.2
 875,000.01 -900,000.00.....      1,786,800        2        0.17        893,400      6.115      299.50        753          85.3
 900,000.01 -925,000.00.....      1,833,875        2        0.18        916,938      4.754      299.00        736          67.4
 925,000.01 -950,000.00.....      3,768,098        4        0.37        942,024      4.372      298.75        695          83.8
 950,000.01 -975,000.00.....        970,000        1        0.09        970,000      5.875      299.00        769          70.0
 975,000.01 -1,000,000.00...     11,969,350       12        1.17        997,446      5.518      299.08        714          80.0
 Greater than 1,000,000.00..     23,258,660       15        2.27      1,550,577      5.635      299.28        704          76.1
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============

        As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $81,907.

                                            Loan Programs for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
        Description of           Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
        Loan Programs          Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
5 Year Draw, 5 Year Repay    $       29,400       2        (1)       $  14,700      6.306%     116.20        727           100.0%
10 Year Draw, 15 Year Repay   1,023,414,802  12,493       99.90%        81,919      5.792      299.19        716            86.8
15 Year Draw, 0 Year Repay          467,927       4        0.05        116,982      5.298      178.49        737            96.2
15 Year Draw, 10 Year Repay         496,739       8        0.05         62,092      4.438      299.73        702            91.8
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============
           __________________
           (1) Less than 0.01%


                                              Loan Rates for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
                                 Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
   Range of Loans Rates (%)    Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
Less than or equal to3.000.. $    1,357,503       22        0.13     $   61,705      2.735      298.70        710           87.8
3.001 - 3.500...............     24,338,686      326        2.38         74,659      3.446      298.80        711           87.2
3.501 - 4.000...............    228,243,950    3,195       22.28         71,438      3.922      299.16        712           84.2
4.001 - 4.500...............     22,158,604      237        2.16         93,496      4.438      298.99        723           83.8
4.501 - 5.000...............    211,056,524    2,894       20.60         72,929      4.847      299.27        726           87.3
5.001 - 5.500...............     52,418,686      490        5.12        106,977      5.354      298.75        730           73.4
5.501 - 6.000...............     85,100,241      684        8.31        124,416      5.801      299.16        714           80.6
6.001 - 6.500...............     55,574,149      509        5.42        109,183      6.315      299.21        709           83.2
6.501 - 7.000...............     54,238,236      675        5.29         80,353      6.812      298.62        713           89.1
7.001 - 7.500...............    112,726,883    1,435       11.00         78,555      7.309      299.04        717           90.8
7.501 - 8.000...............     53,546,154      633        5.23         84,591      7.794      299.26        701           91.8
8.001 - 8.500...............     56,341,358      710        5.50         79,354      8.332      299.28        710           95.7
8.501 - 9.000...............     27,737,752      294        2.71         94,346      8.884      299.15        720           96.1
9.001 - 9.500...............     27,550,851      286        2.69         96,332      9.284      299.36        710           96.9
9.501 - 10.000..............      8,576,299       80        0.84        107,204      9.852      299.35        681           96.4
10.001 - 10.500.............      2,830,180       30        0.28         94,339     10.278      299.57        686           95.1
10.501 - 11.000.............        370,100        3        0.04        123,367     10.750      299.33        689           95.0
11.001 - 11.500.............        140,175        2        0.01         70,088     11.250      299.36        668           93.2
11.501 - 12.000.............        102,537        2        0.01         51,269     11.853      297.65        696           90.0
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============


         As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 5.791%.

                                Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
 Range of Months Remaining       Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
   to Scheduled Maturity       Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
109 - 120................... $       29,400        2        (1)        $ 14,700     6.306%      116.20        727          100.0%
169 - 180...................        467,927        4        0.05%       116,982     5.298       178.49        737           96.2
217 - 228...................        231,990        4        0.02         57,998     5.834       222.17        713           70.1
265 - 276...................         14,538        2        (1)           7,269     6.261       271.00        721           90.0
277 - 288...................      2,112,282       67        0.21         31,527     5.969       284.46        734           69.5
289 - 300...................  1,021,552,730   12,428       99.72         82,198     5.791       299.24        716           86.9
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============
         __________________
         (1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 299.

         The above table assumes that the draw period for the mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.


                                    Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
       Range of Combined         Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
    Loan-to-Value Ratio (%)    Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
10.01 - 20.00..............  $      945,306        3         0.09%      315,102     4.030%      299.00         797          17.6%
20.01 - 30.00..............         481,472        7         0.05        68,782     4.288       295.91         695          27.9
30.01 - 40.00..............       4,866,809       55         0.48        88,487     4.693       298.40         730          35.4
40.01 - 50.00..............       9,678,656      106         0.94        91,308     5.066       299.28         721          46.7
50.01 - 60.00..............      20,269,068      291         1.98        69,653     4.791       299.16         719          55.8
60.01 - 70.00..............      87,756,336      911         8.57        96,330     5.029       298.94         714          66.9
70.01 - 80.00..............     175,962,381    1,714        17.18       102,662     5.162       299.20         716          77.9
80.01 - 90.00..............     384,767,507    5,468        37.56        70,367     5.921       299.20         713          88.9
90.01 - 100.00.............     339,681,332    3,952        33.16        85,952     6.269       299.07         719          98.2
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============


         As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 86.82%.

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
                                 Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
             State             Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
Arkansas.................... $      191,523        4         0.02%        47,881     5.728%     299.63        734           87.6%
Alabama.....................     $1,745,603       50         0.17         34,912     4.990      299.10        717           92.0
Arizona.....................    $18,158,356      284         1.77        $63,938     5.637      298.16        718           88.6
California..................    608,552,498    6,491        59.41         93,753     5.967      299.11        715           86.6
Colorado....................     26,598,431      346         2.60         76,874     5.616      299.22        720           88.0
Connecticut.................     14,243,488      133         1.39        107,094     5.397      299.42        716           78.5
District of Columbia........      1,553,693       25         0.15         62,148     5.374      299.19        707           83.0
Delaware....................      2,033,092       21         0.20         96,814     5.527      299.68        717           78.6
Florida.....................     43,608,397      576         4.26         75,709     6.109      299.11        718           87.0
Georgia.....................     11,695,674      184         1.14         63,563     5.252      299.17        717           91.7
Hawaii......................      9,672,372       78         0.94        124,005     5.464      299.41        737           80.6
Iowa........................        623,377       23         0.06         27,103     5.549      298.66        723           94.3
Indiana.....................      2,112,679       45         0.21         46,948     5.580      299.49        722           85.5
Illinois....................     28,754,652      343         2.81         83,833     5.085      299.27        718           86.2
Indiana.....................      2,162,590       62         0.21         34,880     5.567      299.14        713           83.5
Kansas......................      1,644,952       44         0.16         37,385     5.331      299.10        704           91.5
Kentucky....................      3,624,308       46         0.35         78,789     5.152      299.37        707           92.4
Louisiana...................        528,792       22         0.05         24,036     5.117      299.02        718           89.3
Massachusetts...............     28,430,221      328         2.78         86,678     5.632      299.35        713           87.7
Maryland....................     12,431,837      194         1.21         64,082     5.026      298.77        716           89.2
Maine.......................        829,488       15         0.08         55,299     5.671      298.81        690           79.3
Michigan....................      6,470,371      167         0.63         38,745     5.089      299.16        711           84.4
Minnesota...................      7,790,763      128         0.76         60,865     5.426      299.36        717           89.4
Missouri....................      2,215,249       63         0.22         35,163     5.073      299.18        723           90.2
Mississippi.................        409,134       15         0.04         27,276     5.135      299.47        698           83.7
Montana.....................        641,018       17         0.06         37,707     5.784      299.32        693           87.9
North Carolina..............      6,915,289      132         0.68         52,389     5.636      299.14        720           87.7
Nebraska....................        156,129        6         0.02         26,022     5.471      297.77        719           97.4
New Hampshire...............      2,645,647       44         0.26         60,128     5.522      299.35        700           93.9
New Jersey..................     31,739,977      384         3.10         82,656     5.332      299.05        711           85.3
New Mexico..................      1,717,489       27         0.17         63,611     5.371      299.17        724           80.7
Nevada......................     31,654,773      413         3.09         76,646     5.987      299.35        717           88.1
New York....................     29,913,335      376         2.92         79,557     5.540      299.22        717           82.8
Ohio........................      5,280,909      123         0.52         42,934     4.772      299.22        714           94.0
Oklahoma....................      1,609,231       31         0.16         51,911     5.612      299.38        713           93.8
Oregon......................      5,388,515      120         0.53         44,904     5.409      299.12        718           89.7
Pennsylvania................      7,514,949      161         0.73         46,677     5.445      299.16        719           87.8
Rhode Island................      1,338,147       21         0.13         63,721     5.633      299.09        703           84.0
South Carolina..............      2,323,901       37         0.23         62,808     4.969      298.94        726           81.9
South Dakota................         52,500        4         0.01         13,125     4.485      299.00        734           92.4
Tennessee...................      1,822,544       49         0.18         37,195     5.323      299.31        717           91.3
Texas.......................      2,004,769       31         0.20         64,670     5.721      299.10        717           89.8
Utah........................      5,858,162       95         0.57         61,665     5.852      299.07        712           89.3
Virginia....................     20,028,963      301         1.96         66,541     5.449      299.20        718           89.5
Vermont.....................        664,880       12         0.06         55,407     5.683      299.20        709           86.9
Washington..................     23,829,770      332         2.33         71,776     5.484      299.22        718           89.6
Wisconsin...................      4,088,318       82         0.40         49,858     5.434      299.32        713           90.6
West Virginia...............        284,731       10         0.03         28,473     5.016      280.69        733           95.6
Wyoming.....................        853,385       12         0.08         71,115     5.430      299.53        732           86.9
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============

                                 Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
                                 Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
    Range of Credit Scores     Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
821 - 840..................  $    1,296,787        24         0.13%   $   54,033      5.826%     299.29        825          87.2%
801 - 820..................      12,712,257       185         1.24        68,715      5.255      299.31        807          81.8
781 - 800..................      55,555,266       676         5.42        82,182      5.327      298.86        789          84.9
761 - 780..................      96,561,412     1,201         9.43        80,401      5.480      299.21        770          86.1
741 - 760..................     127,928,229     1,595        12.49        80,206      5.703      299.14        750          87.0
721 - 740..................     169,295,215     1,963        16.53        86,243      5.862      299.09        731          87.5
701 - 720..................     191,084,136     2,271        18.65        84,141      5.843      299.08        710          88.3
681 - 700..................     148,627,568     1,812        14.51        82,024      6.079      299.22        690          87.3
661 - 680..................     124,898,001     1,531        12.19        81,579      5.946      299.22        671          87.0
641 - 660..................      60,568,190       758         5.91        79,905      5.678      299.02        652          84.9
621 - 640..................      31,355,973       435         3.06        72,083      5.619      299.27        631          82.3
601 - 620..................       4,424,909        54         0.43        81,943      6.190      298.26        616          80.5
581 - 600..................         100,925         2         0.01        50,463      4.192      299.21        586          87.0
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============

         As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 716.


                                            Property Type for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
                                 Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
         Property Type         Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
Single Family..............  $  684,519,477    8,360       66.82%    $  81,880       5.765%     299.11        714          86.2%
Planned Unit Development
  (PUD)....................     228,729,820    2,668       22.33         85,731      5.703      299.20        717          87.4
Low Rise Condominium.......      76,124,811    1,067        7.43         71,345      5.971      299.10        725          90.7
2-4 Units..................      24,250,473      231        2.37        104,980      6.623      299.13        718          88.7
High Rise Condominium......       8,677,868      114        0.85         76,122      6.613      299.31        721          86.7
Manufactured House (1).....       2,106,419       67        0.21         31,439      4.187      298.84        717          70.7
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============
         ___________________
         (1) Treated as real property.

                                            Gross Margins for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
                                 Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
  Range of Gross Margins (%)   Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
Less than or equal to 0.000  $  113,327,925    1,091       11.06%    $  103,875      4.387%     299.09        739           77.7%
0.001 - 0.250..............      23,650,007      249        2.31         94,980      4.575      298.98        711           73.1
0.251 - 0.500..............      88,401,957    1,039        8.63         85,084      4.620      299.08        725           77.3
0.501 - 0.750..............      30,088,285      287        2.94        104,837      4.984      299.08        718           75.5
0.751 - 1.000..............      72,914,614      662        7.12        110,143      5.415      299.13        716           82.3
1.001 - 1.250..............      51,876,767      505        5.06        102,726      5.313      299.24        703           77.3
1.251 - 1.500..............      40,126,828      438        3.92         91,614      5.358      299.20        713           87.4
1.501 - 1.750..............      38,174,666      426        3.73         89,612      5.741      299.20        703           84.5
1.751 - 2.000..............      74,811,234    1,266        7.30         59,093      5.335      298.90        724           90.0
2.001 - 2.250..............      73,302,533    1,102        7.16         66,518      5.323      299.26        718           89.6
2.251 - 2.500..............     109,124,590    1,571       10.65         69,462      6.261      299.18        730           93.2
2.501 - 2.750..............      73,517,683      967        7.18         76,027      6.920      299.23        701           90.5
2.751 - 3.000..............      52,346,947      663        5.11         78,955      5.863      299.13        699           93.5
3.001 - 3.250..............      22,416,682      252        2.19         88,955      6.148      298.00        702           93.5
3.251 - 3.500..............      64,306,511      898        6.28         71,611      7.119      299.27        702           96.4
3.501 - 3.750..............      15,164,216      213        1.48         71,194      7.300      299.11        698           94.3
3.751 - 4.000..............      17,043,222      184        1.66         92,626      6.811      299.30        696           96.1
4.001 - 4.250..............      25,731,729      261        2.51         98,589      8.319      299.32        713           96.5
4.251 - 4.500..............      19,796,485      225        1.93         87,984      8.886      299.22        704           97.4
4.501 - 4.750..............       5,426,366       58        0.53         93,558      8.524      299.45        701           95.8
4.751 - 5.000..............       3,900,138       54        0.38         72,225      7.860      299.32        671           94.5
5.001 - 5.250..............       6,005,102       62        0.59         96,856      9.946      299.31        679           98.0
5.251 - 5.500..............         972,738       15        0.09         64,849      8.608      299.37        685           97.5
5.501 - 5.750..............         707,364        5        0.07        141,473     10.386      299.27        684           89.5
5.751 - 6.000..............         707,088        4        0.07        176,772      8.212      299.28        652           92.6
6.001 - 6.250..............         161,679        4        0.02         40,420      9.435      298.63        675           85.2
6.251 - 6.500..............         202,975        3        0.02         67,658      7.193      299.17        643           94.3
6.501 - 6.750..............          60,137        1        0.01         60,137     11.750      296.00        696           90.0
6.751 - 7.000..............          42,400        1        0.00         42,400     12.000      300.00        695           90.0
9.001 - 9.250..............         100,000        1        0.01        100,000      8.500      300.00        634           89.4
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============

         As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 1.900%.

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                    Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
       Range of Credit           Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
 Limit Utilization Rates (%)   Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
0.01 - 10.00...............  $    1,971,797      317        0.19%    $   6,220       5.327%     297.57        734          73.7%
10.01 - 20.00..............       5,826,734      372        0.57         15,663      5.047      298.57        723          77.1
20.01 - 30.00..............       9,236,322      371        0.90         24,896      5.317      298.47        719          75.9
30.01 - 40.00..............      12,143,855      349        1.19         34,796      5.097      297.78        723          77.0
40.01 - 50.00..............      15,905,444      334        1.55         47,621      5.003      298.70        723          77.7
50.01 - 60.00..............      19,063,812      315        1.86         60,520      4.856      298.98        721          78.8
60.01 - 70.00..............      17,442,364      301        1.70         57,948      5.086      298.85        711          79.6
70.01 - 80.00..............      24,434,102      324        2.39         75,414      4.843      298.93        711          77.8
80.01 - 90.00..............      24,467,202      261        2.39         93,744      4.942      299.13        715          80.5
90.01 - 100.00.............     893,917,235    9,563       87.26         93,477      5.908      299.18        716          88.1
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============

         As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 86.57%.


                                          Maximum Loan Rates for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
                                 Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
    Maximum Loan Rates (%)     Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
11.949.....................  $    7,029,967       33        0.69%     $ 213,029      5.331%     299.33        727          100.0%
16.000.....................      32,470,158      439        3.17         73,964      5.561      299.32        717           83.2
17.000.....................      44,541,027      604        4.35         73,743      6.103      299.11        717           86.8
18.000.....................     940,288,037   11,428       91.79         82,279      5.787      299.12        716           86.8
21.000.....................          79,679        3        0.01         26,560      4.624      298.00        597           72.1
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============

         As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 17.852%.

                                            Credit Limits for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
                                 Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
  Range of Credit Limits ($)   Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
      0.01 -    10,000.00..  $    1,011,379     129         0.10%   $   7,840       5.524%     298.81         706          83.9%
 10,000.01 -    20,000.00..       9,844,897     789         0.96        12,478      5.105      298.46         712          85.4
 20,000.01 -    30,000.00..      14,657,635     747         1.43        19,622      5.002      298.98         712          87.0
 30,000.01 -    40,000.00..      25,644,743     827         2.50        31,009      5.597      299.21         715          87.8
 40,000.01 -    50,000.00..      50,982,913   1,304         4.98        39,097      5.736      299.13         713          86.7
 50,000.01 -    60,000.00..      56,935,359   1,081         5.56        52,669      5.695      299.33         719          90.0
 60,000.01 -    70,000.00..      67,088,474   1,090         6.55        61,549      5.948      299.26         717          91.5
 70,000.01 -    80,000.00..      81,625,617   1,187         7.97        68,766      6.014      299.14         717          92.6
 80,000.01 -    90,000.00..      64,995,622     828         6.34        78,497      5.965      299.23         714          93.1
 90,000.01 -   100,000.00..     104,423,798   1,304        10.19        80,080      5.769      299.21         714          88.1
100,000.01 -   125,000.00..     100,369,749     945         9.80       106,211      6.286      298.94         717          92.0
125,000.01 -   150,000.00..     110,278,493     915        10.77       120,523      5.911      299.00         709          86.0
150,000.01 -   175,000.00..      31,930,153     222         3.12       143,830      5.827      299.18         713          88.4
175,000.01 -   200,000.00..      45,969,644     306         4.49       150,228      5.769      299.26         718          81.7
200,000.01 -   225,000.00..      21,210,468     119         2.07       178,239      5.750      299.06         713          86.9
225,000.01 -   250,000.00..      26,662,878     145         2.60       183,882      5.543      299.04         719          79.6
250,000.01 -   275,000.00..      12,871,995      60         1.26       214,533      6.127      299.36         709          85.3
275,000.01 -   300,000.00..      27,697,803     119         2.70       232,755      5.540      299.22         714          77.3
300,000.01 -   325,000.00..      10,016,130      40         0.98       250,403      6.036      299.37         726          85.6
325,000.01 -   350,000.00..      12,209,613      44         1.19       277,491      5.442      299.21         722          81.1
350,000.01 -   375,000.00..       6,086,086      20         0.59       304,304      5.488      299.21         729          84.8
375,000.01 -   400,000.00..      11,795,931      38         1.15       310,419      5.625      299.11         724          74.3
400,000.01 -   425,000.00..       6,423,252      19         0.63       338,066      5.588      299.02         716          85.7
425,000.01 -   450,000.00..       6,082,619      17         0.59       357,801      5.439      297.52         713          84.2
450,000.01 -   475,000.00..       4,634,414      13         0.45       356,493      5.521      299.40         723          81.8
475,000.01 -   500,000.00..      24,763,176      73         2.42       339,222      5.177      298.83         728          74.6
500,000.01 -   525,000.00..       4,657,929       9         0.45       517,548      5.990      299.22         726          86.0
525,000.01 -   550,000.00..       2,358,895       5         0.23       471,779      4.896      298.92         726          83.6
550,000.01 -   575,000.00..       5,070,050      10         0.49       507,005      5.673      299.44         713          78.6
575,000.01 -   600,000.00..       3,127,972       8         0.31       390,997      4.855      298.93         722          79.8
600,000.01 -   625,000.00..       2,287,577       4         0.22       571,894      6.092      299.00         723          86.3
625,000.01 -   650,000.00..       2,699,104       6         0.26       449,851      5.571      299.22         750          81.2
650,000.01 -   675,000.00..       1,738,000       3         0.17       579,333      6.441      299.77         684          77.5
675,000.01 -   700,000.00..       5,620,656      11         0.55       510,969      5.121      299.60         733          83.5
700,000.01 -   725,000.00..       2,144,200       3         0.21       714,733      5.747      299.33         712          86.4
725,000.01 -   750,000.00..       2,415,000       4         0.24       603,750      4.577      299.69         733          76.7
750,000.01 -   775,000.00..          50,000       1         0.00        50,000      7.500      299.00         779          85.0
775,000.01 -   800,000.00..       3,978,700       5         0.39       795,740      5.052      299.40         725          73.8
800,000.01 -   825,000.00..       1,098,825       2         0.11       549,413      5.578      298.21         695          67.8
825,000.01 -   850,000.00..         200,000       1         0.02       200,000      8.750      299.00         729          90.0
850,000.01 -   875,000.00..       1,750,000       2         0.17       875,000      3.745      299.50         735          51.3
875,000.01 -   900,000.00..       3,012,608       5         0.29       602,522      5.986      299.08         742          83.5
900,000.01 -   925,000.00..         920,000       1         0.09       920,000      6.000      299.00         740          80.0
925,000.01 -   950,000.00..       4,681,973       5         0.46       936,395      4.202      298.80         702          78.2
950,000.01 -   975,000.00..         990,000       2         0.10       495,000      5.857      298.94         769          70.4
975,000.01 - 1,000,000.00..      15,010,876      22         1.47       682,313      5.459      299.07         713          81.4
Greater than 1,000,000.00..      24,383,660      17         2.38     1,434,333      5.559      299.29         705          76.5
                             -------------- ---------- -------------
         Total               $1,024,408,867  12,507       100.00%
                             ============== ========== =============

         As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately $96,189.

                                            Lien Priority for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
                                 Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
         Lien Priority         Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
Second Liens...............  $1,024,408,867   12,507       100.00%   $  81,907       5.791%     299.13        716          86.8%
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507       100.00%
                             ============== ========== =============

------------------------------------------------------------------------------


                                          Delinquency Status for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
                                 Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
      Delinquency Status       Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
Current....................  $1,024,408,867   12,507       100.00%   $  81,907       5.791%     299.13        716          86.8%
                             -------------- ---------- -------------
         Total               $1,024,408,867   12,507       100.00%
                             ============== ========== =============


                                           Origination Year for the Group 2 Mortgage Loans

                                                        Percent of                Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number     Aggregate     Average    Average      Average      Average       Average
                                Principal       of       Principal     Current     Gross      Remaining     Credit       Combined
                                 Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
       Origination Year        Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score      Value Ratio
---------------------------- -------------- ---------- ------------- ----------- ---------- ------------ ------------- -------------
1998.......................  $      231,990        4        0.02%     $  57,998      5.834%     222.17        713           70.1%
2002.......................          14,538        2        0.00          7,269      6.261      271.00        721           90.0
2003.......................       2,177,276       68        0.21         32,019      6.000      284.86        732           70.1
2004.......................   1,021,985,062   12,433       99.76         82,199      5.790      299.18        716           86.9
                             --------------   ------      ------
         Total               $1,024,408,867   12,507      100.00%
                             ============== ========== =============


      Mortgage Loan Statistics
      ------------------------

      For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
----         ------------------------------------------------------------------

             (a) Not applicable.

             (b) Not applicable.

                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.


                                        By: /s/ Leon Daniels, Jr.
                                            -------------------------------
                                            Name:  Leon Daniels, Jr.
                                            Title: Vice President



Dated:  January 7, 2005